UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2006

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2006, Mannatech, Incorporated issued a press release announcing its preliminary consolidated net sales for the three months ended June 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (“the Exchange Act”), or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Press release dated August 9, 2006 entitled “Mannatech, Inc. Reports Record Second Quarter Earnings.”

*Filed	herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated:	August 11, 2006	By:	/s/ Stephen D. Fenstermacher
		Name:	Stephen D. Fenstermacher
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release dated August 9, 2006 entitled “Mannatech, Inc. Reports Record Second Quarter Earnings.”

*Filed herewith.